AGL Resources 2014 Investor Conference March 7, 2014

8:00 – 8:30 REGISTRATION & BREAKFAST REGISTRATION & BREAKFAST 8:30 – 8:35 Welcome Remarks Sarah Stashak Director, Investor Relations 8:35 – 8:50 CEO Remarks John Somerhalder Chairman, President & CEO 8:50 – 9:20 Financial Overview Drew Evans EVP & CFO 9:20 – 10:15 Distribution Operations Hank Linginfelter EVP, Distribution Operations 10:15 – 10:30 BREAK BREAK 10:30 – 11:00 Retail Operations Mike Braswell – President, Retail Energy Robin Boren – President, Pivotal Home Solutions 11:00 – 11:30 Wholesale Services & Midstream Pete Tumminello EVP, Wholesale Services 11:30 – 11:45 Cargo Shipping Drew Evans EVP & CFO 11:45 – 12:00 Final Q&A Final Q&A 12:00 – 1:00 LUNCH LUNCH Agenda *

Name Title John W. Somerhalder II Chairman, President and Chief Executive Officer Andrew W. Evans (Drew) EVP and Chief Financial Officer Hank Linginfelter EVP, Distribution Operations Peter Tumminello (Pete) EVP, Wholesale Services Michael Braswell (Mike) President, Retail Energy Robin B. Boren President, Retail Services/Pivotal Home Solutions Bryan Batson SVP, Southern Operations (Atlanta Gas Light, Chattanooga Gas and Florida City Gas) Scott Carter SVP, Commercial Operations and Chief Regulatory Officer Stephen Cave (Steve) SVP and Treasurer Steve Cittadine President, Storage and Fuels Jodi Gidley SVP, Mid-Atlantic Operations (Elizabethtown Gas, Elkton Gas and Virginia Natural Gas) Brian Little SVP and Chief Financial Officer, Sequent Energy Management Angela Nagy VP and Controller Beth Reese SVP and President, Nicor Gas Bryan Seas SVP and Chief Accounting Officer Sarah Stashak Director, Investor Relations AGL Resources Attendees *

Forward Looking Statements * Forward-Looking Statements This presentation contains forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-looking. Forward-looking statements include matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast," "future," "goal," "indicate," "intend," "may," "outlook," "plan," "potential," "predict," "project," "seek," "should," "target," "would," or similar expressions. Forward-looking statements contained in this presentation include, without limitation, statements regarding our capital expenditures, future dividends, when we expect to realize earnings in the future related to our mark-to-market hedge movements in our wholesale services segment, our financial outlook, performance expectations and our growth potential in future periods, our segment EBIT expectations for 2014, our priorities for 2014 and our 2014 earnings guidance and related expectations and assumptions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Actual results may differ materially from those suggested by the forward-looking statements for a number of reasons including, but not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation, including changes related to climate change; actions taken by government agencies on rates and other matters, including regulatory approval of new partnerships and infrastructure programs; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals; development project delays; adequacy of supply of diversified vendors; unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures, including the Nicor merger; limits on natural gas pipeline capacity; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations; financial market conditions, including disruptions in the capital markets and lending environment and the current economic uncertainty; general economic conditions; uncertainties about environmental issues and the related impact of such issues, including our environmental remediation plans; the impact of new and proposed legislation in Illinois; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; the outcome of litigation; acts of war or terrorism; and other factors which are provided in detail in our filings with the Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we disclaim any obligation to update these statements to reflect subsequent changes, except as required under United States federal securities law.

Supplemental Information * Supplemental Information Company management evaluates segment financial performance based on operating margin and earnings before interest and taxes (EBIT). The company believes EBIT is a useful measurement of its performance because it provides information that can be used to evaluate the effectiveness of its businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations. Further, management calculates “economic earnings” in relation to EBIT reported on a GAAP basis for the wholesale services segment in order to assess and evaluate earnings generated during the year. The company believes economic earnings is a useful measurement of the wholesale services’ segment as it provides information excluding the volatility effects resulting from mark-to-market, LOCOM accounting adjustments and gains or losses from dispositions recorded during the current period, as well as the offset of mark-to-market gains or losses reported in prior periods. Operating margin is a non-GAAP financial measure calculated as operating revenues minus cost of goods sold and revenue tax expense. Operating margin excludes operation and maintenance expense, depreciation and amortization, and taxes other than income taxes, which are included in our calculation of EBIT. The company believes operating margin is a better indicator than operating revenues for the contribution resulting from customer growth in our distribution operations segment, since the cost of goods sold and revenue tax expense can vary significantly and are generally passed directly through to customers. To provide investors with an additional measure of our performance, the company presents non-GAAP measures of net income and earnings per share, each adjusted to exclude expenses incurred for the Nicor Inc. (Nicor) merger, expenses regarding the additional accrual for Nicor Gas’ performance-based rate (PBR) issue and the impact of our wholesale services segment. As the company does not routinely engage in transactions of the magnitude of the Nicor merger, and consequently does not regularly incur transaction related expenses with correlative size, the company believes presenting net income and EPS excluding Nicor merger expenses provides investors with an additional measure of our core operating performance. Additionally, the additional accrual for the Nicor Gas PBR issue was excluded as it was a one-time expense that is not expected to be recurring. In addition, the company believes that presenting net income and EPS excluding wholesale services provides investors with additional measures of operating performance excluding the volatility effects resulting from mark-to-market and LOCOM accounting adjustments in the wholesale services segment. Details related to these adjustments are included in the management discussion and analysis section of the Annual Report on Form 10-K. The company also uses the non-GAAP financial measure of earnings before interest, taxes, depreciation and amortization (EBITDA) to present additional information with respect to our ability to meet future debt service, capital expenditures and working capital requirements. Operating margin, adjusted net income and adjusted EPS, EBITDA and economic earnings should not be considered as alternatives to, or more meaningful indicators of, our operating performance than operating income, net income attributable to AGL Resources Inc. or EPS as determined in accordance with GAAP. In addition, our operating margin, adjusted net income and adjusted EPS, EBITDA and economic earnings may not be comparable to similarly titled measures of another company. Reconciliations of non-GAAP financial measures referenced in the presentation are available on the company’s Web site at www.aglresources.com and at the end of the presentation materials.

Presenter Bios

John W. Somerhalder II Chairman, President and Chief Executive Officer AGL Resources John W. Somerhalder II was named president and chief executive officer of AGL Resources (NYSE:GAS) in March 2006 and elected as chairman of the company’s board of directors in November 2007. Somerhalder joined AGL Resources from El Paso Corporation where he spent almost 30 years, rising through the ranks from engineer to president of El Paso Pipeline Group and executive vice president of El Paso Corporation. Somerhalder is a member of the board of directors of the American Gas Association, which he chaired in 2011. He also serves on the boards of the Gas Technology Institute, the Georgia Chamber of Commerce and the Metro Atlanta Chamber of Commerce. He has served as past chairman of the Interstate Natural Gas Association of America. He was elected director of Crestwood Gas Services GP LLC in July 2007. Somerhalder is chairman of the board of the Atlanta BeltLine, Inc., which is leading the development of the Atlanta BeltLine along 22 miles of historic railroad around the city. A member of the board of the United Way of Metropolitan Atlanta, he successfully chaired the 2009 United Way Campaign for metro Atlanta during difficult economic times and served an unprecedented second term as chair of the 2010 campaign. Somerhalder holds a Bachelor of Science degree in chemical engineering from the University of Arizona. He and his wife, Rebecca, live in Atlanta. They have four grown children and six grandchildren. * *

Andrew W. (Drew) Evans Executive Vice President and Chief Financial Officer AGL Resources Andrew Evans was named senior vice president and chief financial officer of AGL Resources (NYSE:GAS) in September 2005 and promoted to executive vice president, chief financial officer in May 2006. In this capacity, Evans directs finance, accounting and information technology for all AGL Resources businesses, as well as investor relations and the company’s strategic planning functions. He also has responsibility for various unregulated subsidiaries. Evans joined AGL Resources in May 2002 as vice president of finance and treasurer, where he was responsible for the company’s treasury and finance operations including corporate finance, cash management, rating agency relationships, pension management and corporate development. Evans came to AGL Resources from Mirant Corporation (formerly Southern Energy Inc.) where he served in various finance and business development roles over a 9-year period. Prior to Mirant, Evans was employed by National Economic Research Associates and the Federal Reserve Bank of Boston. Evans serves on the boards of Zoo Atlanta (chairman), Grady Memorial Hospital Corporation (audit chairman, Foundation chairman), Refugee Family Services (audit chairman) and the Georgia Council for Economic Education. Evans is a graduate of Emory University and lives in Atlanta with his wife, Faye. * *

Henry P. (Hank) Linginfelter Executive Vice President, Distribution Operations AGL Resources Henry P. “Hank” Linginfelter was named executive vice president, distribution operations, for AGL Resources (NYSE:GAS) in December 2011. As chairman and CEO of the company's seven utilities, Linginfelter is responsible for all operating functions of the utilities including field operations, customer experience, gas operations, construction, energy efficiency programs and utility marketing and sales. In addition he has corporatewide responsibility for regulatory and governmental affairs, economic development, supply chain, engineering and environmental health and safety. In his years of service with AGL Resources, Linginfelter has assumed increasing levels of responsibility and has played a key role in the company’s operations, marketing and regulatory activities. He has more than 30 years of experience in utility operations with AGL Resources. Prior to his current role, Linginfelter had oversight responsibilities for the company’s mid-Atlantic operations. This included the integration and management of Virginia Natural Gas (Virginia) in 2000 and Elizabethtown Gas (New Jersey) in 2004. He resided in Virginia and served as president of each of those utilities along with Elkton Gas (Maryland) until 2007 when he returned to Atlanta to oversee utility operations companywide. Linginfelter currently serves on the boards of Metro Atlanta Chamber of Commerce, Georgia Chamber of Commerce (Board of Governors), Georgia Allies (Chair), Boy Scouts Atlanta Area Council (President Elect), Southern Gas Association (Secretary/Treasurer), The Georgia Tech Scheller College of Business Advisory Board and Jekyll Island Foundation (Chair). He also serves on the Leadership Council of the American Gas Association and is a graduate of the Leadership Atlanta Class of 2009. Linginfelter has a bachelor degree in industrial management from Georgia Tech and a master’s in business administration from Georgia State University. He and his wife, Sandy, and their two children reside in Atlanta and attend Buckhead Church. * *

Michael (Mike) Braswell President of Retail Energy, AGL Resources President and CEO, SouthStar Energy Services AGL Resources Michael Braswell was named president of retail energy for AGL Resources (NYSE:GAS) in December 2011. He is responsible for ensuring the expansion and continued success of AGL Resources' retail energy operations in multiple states. To that end, he continues to serve as CEO of SouthStar Energy Services, LLC, a joint venture between AGL Resources and Piedmont Natural Gas Company. SouthStar serves more than 630,000 customers. Braswell has more than 20 years of experience in the natural gas industry, working in both regulated and deregulated environments. Prior to being named CEO of SouthStar, he served as executive vice president and chief operating officer for SouthStar. He also has held positions as vice president, retail markets, and as vice president, customer service and strategic planning. Before joining SouthStar, Braswell held various key positions over a 10-year period with AGL Resources, working in marketing, sales management, rates and strategic planning. Braswell 's commitment to giving back to the communities that SouthStar serves has resulted in his team of employee volunteers receiving national and local awards for outstanding community service. A graduate of Georgia Tech, Braswell earned a bachelor's degree in industrial engineering. He later earned a master of business administration degree (concentration in finance) from Georgia State University. He resides in Atlanta with his wife and four children. * *

Robin B. Boren President, Retail Services/Pivotal Home Solutions AGL Resources Robin Boren is president of Pivotal Home Solutions, an Illinois-based company that provides homeowners with peace of mind and added financial stability regarding their energy service delivery, systems and appliances through a suite of home protection products and services. She has held the position since June 2012. During her tenure at Pivotal Home Solutions, Boren has doubled the size of the company with the acquisition of another retail services business, expanded its reach in five states and launched a company-wide rebranding campaign. Since joining AGL Resources in May 2009, Boren has focused her business acumen on growing the company and ensuring its strong financial future. She played a strategic role in AGL Resources merger with Nicor Inc. in 2011, securing committed financing for the cash consideration of the merger and also led the financing or refinancing of short- and long-term debt totaling over $2 billion for the company that year. She has served as assistant treasurer and was responsible for corporate finance functions, including bank and rating agency relationships, capital market and merger and acquisition activities. Prior to joining AGL Resources, she was a senior capital markets originator for SunTrust Robinson Humphrey, Inc. Boren serves on the AGL Resources' LEAD (Leadership, Empowerment, Acceptance, Diversity) Council and is passionate about charitable causes that make a positive impact on communities in Illinois, including United Way, March of Dimes and American Red Cross. In addition to her philanthropic work, Boren proudly supports community and economic development initiatives as a member of The Executives' Club of Chicago. Boren is a graduate of Presbyterian College and the Wharton School at the University of Pennsylvania. She lives in Naperville with her husband and daughter. * *

Peter (Pete) Tumminello Executive Vice President, Wholesale Services President, Sequent Energy Management AGL Resources Peter Tumminello was named executive vice president, wholesale services, for AGL Resources (NYSE:GAS) in December 2011. In this role, he has executive oversight for AGL Resources’ marketing and trading business (Sequent Energy), storage business (Pivotal Storage) and fuels business (Pivotal LNG). He continues to serve as president of Sequent Energy Management, leading all aspects of Sequent's operations including natural gas asset management, origination, trading, producer services, support functions and long-term growth strategy. Tumminello brings more than 23 years experience in natural gas marketing and trading and more than 29 years in the energy industry to his position. He previously served as executive vice president of business development and support for Sequent and as vice president of corporate development for AGL Resources. Tumminello joined the executive management team of Sequent in August 2003 as vice president of asset management and origination. He has served on the AGL Resources Policy Committee since April 2010. Prior to joining AGL Resources and Sequent, Tumminello was vice president of energy supply for Green Mountain Energy Company, and he worked for TPC Corp and ARCO Oil and Gas Company in various capacities in energy marketing, storage and transportation asset management, petroleum engineering, finance and planning, and project evaluation. Tumminello earned his Master of Business Administration from the University of Southwestern Louisiana and his bachelor of science in petroleum engineering from Louisiana Tech University. He serves on the advisory board for Tulane University's Energy Institute as well as the Board of Trustees for Cristo Rey Jesuit High School in Houston. * *

CEO Perspective John Somerhalder

AGL Resources - Footprint *

SHIPPING AGL Resources - Business Overview Serves 4.5 million customers across 7 states Performance driven by customer growth and/or usage, balanced regulatory outcomes and prudent infrastructure investment Serves approximately 600,000 natural gas commodity customers and 1.1 million service contracts across 17 states Sustained performance driven by market leading position in Georgia and growth opportunities in retail services Provides asset management, wholesale marketing and physical logistics services to AGLR’s utilities (except Nicor Gas), third party utilities and other customers Stable economic earnings track record, but GAAP results volatile due to mark-to-market accounting Consists primarily of high deliverability natural gas storage facilities Business remains challenged due to weak seasonal spreads and continued oversupply of natural gas Provides shipping services for Caribbean and Bahamian islands Includes Seven Seas Insurance & investment in Triton containers Business improving due to higher volumes * DISTRIBUTION RETAIL WHOLESALE MIDSTREAM

2013 Total Shareholder Return (as of 12/31/13) Source: Thomson Reuters Peer Average: 26% LDC Average: 21% *

3-Year Total Shareholder Return (as of 12/31/13) Source: Thomson Reuters * Source: Thomson Reuters Peer Average: 63% LDC Average: 41%

2014 indicated annual dividend rate increase of 4.3% vs. 2013 Management and the Board of Directors have demonstrated a commitment to dividend growth and have established a strong track record of regular dividend increases Increase dividend on a consistent basis, based upon sustainable cash flows primarily from distribution and retail businesses AGL Resources – Dividend Track Record * 2010: $3.00 diluted GAAP EPS; $3.05 adjusted, excluding Nicor merger costs; 2011: $2.12 diluted GAAP EPS, $2.92 adjusted, excluding Nicor merger costs; 2012: $2.31 diluted GAAP EPS; $2.46 adjusted, excluding Nicor merger costs and Nicor Gas PBR accrual. Please see the appendix to this presentation or visit the investor relations section of www.aglresources.com for a reconciliation to GAAP. 2014 estimate assumes that the Board of Directors approves each quarterly dividend.

AGL Resources – 2013 Highlights * Share price rose 18% in 2013 and total shareholder return was 23% Consolidated EBIT increased 11% year-over-year, with distribution operations EBIT rising 10% year-over-year Achieved several key regulatory and legislative milestones, including: Illinois infrastructure investment legislation signed into law Illinois Commission approval of lower composite depreciation rate for Nicor Gas Georgia Commission approval to replace 750 miles of vintage plastic pipeline Georgia Commission approval to continue Integrated System Reinforcement Program and Integrated Customer Growth Program (under STRIDE) New Jersey Commission approval of the Accelerated Infrastructure Replacement program Solid growth in retail operations driven by innovative marketing programs and targeted acquisitions Strong commercial activity in wholesale services, offset by mark-to-market hedge losses Higher volume in cargo shipping segment

AGL Resources – Nicor Merger Achievements * Continue to meet all merger requirements set by Illinois Commission, including job retention, safety and environmental performance, customer service and community commitments Successfully achieved over $60 million in merger-related synergies across enterprise Includes returning $5 million annually (beginning 2014 for 10 years) to Atlanta Gas Light customers via 50/50 synergy sharing mechanism put into place by Georgia Commission in 2010; 50% of benefits accrue to ratepayers and 50% to shareholders Remain lowest cost natural gas utility in Illinois with highly disciplined expense management Received legislative and/or regulatory approval for two key initiatives: Infrastructure investment legislation allows Nicor Gas to invest capital of up to an annual average of 4% of base rate revenues; expect to file in second half of 2014 Illinois Commission approved lower composite depreciation rate for Nicor Gas, with reduced depreciation expense of approximately $50 million on an annualized basis In absence of weather normalization in Illinois, implemented weather-hedging program for 4Q13 and 1Q14 to protect from significantly warmer-than-normal weather, while preserving upside opportunity from colder-than-normal weather

AGL Resources - 2014 Opportunities and Challenges * Completion of large Pipeline Replacement Program (PRP) in Georgia slows growth from infrastructure investment programs relative to prior years Continued adoption of fixed-price plans and aggressive competition in Georgia retail market create headwinds 6.5 Bcf of legacy storage contracts in Midstream Operations expire in 2014 that are above current market rates OPPORTUNITIES Strong transportation and storage rollout at Wholesale Services created in 2013, with additional value created through February 2014 Colder-than-normal weather benefited distribution and retail businesses by approximately $0.10 through February 2014 Additional depreciation expense reduction of $34 million vs. 2013 related to Nicor Gas Continued regulated infrastructure investment expected to generate solid returns Attractive natural gas pricing relative to other fuel sources creates opportunity Retail operations expected to remain stable, with modest growth CHALLENGES

AGL Resources – Dalton Lateral Pipeline Investment * Major customers, including Atlanta Gas Light, would be committed for the full capacity under long term contracts Project subject to final agreement between Williams and AGLR, final agreements from all parties for contract subscriptions and AGLR board approval Proposed joint ownership with Williams to develop lateral from Transco system Part of Transco Dalton Expansion project that provides access to Marcellus Shale gas supply AGLR investment of approximately $210 million represents 50% of Dalton Lateral projected cost Construction expected to begin in April 2016 with completion targeted for May 2017 106 miles of 16 to 30-inch pipe with compression Capacity expected to be 448 MMdth/d, with cost competitive expansion optionality

AGL Resources – Wholesale Services Track Record * Wholesale services has a track record of strong economic earnings, which are often masked by hedge movements reflected in mark-to-market accounting Average year economic earnings expected to be $30 million - $40 million, with upside in years where market dislocations occur in either the transportation or storage markets Since 2009, average annual economic earnings have been approximately $50 million Original purpose for participating in wholesale markets was to manage assets of AGLR utilities Business has expanded to also manage assets of unaffiliated natural gas utilities, gas-fired power plants and natural gas producers, among others Since inception, Sequent has returned over $225 million to AGLR’s customers

AGL Resources - 2014 Priorities Invest necessary capital to maintain and enhance system reliability Remain a low-cost leader within the industry Opportunistically expand system and capitalize on potential customer conversions Maintain margins in Georgia and Illinois while continuing to expand into other profitable retail markets Continue to grow and expand Pivotal Home Solutions Maximize strong storage and transportation positions Effectively perform on existing asset management agreements and expand customers Maintain cost structure in line with market fundamentals Optimize storage portfolio, including expiring contracts Evaluate alternate uses for sites and facilities Pursue land-based LNG transportation opportunities Effectively control expenses and focus on capital discipline in each of our business segments Continue to increase vessel utilization; improve margin per TEU Prudently deploy capital investment and diligently manage operating costs * DISTRIBUTION RETAIL WHOLESALE MIDSTREAM SHIPPING EXPENSES

Financial Overview Drew Evans

Strategic Priorities * Grow rate base investment Optimize service functions that are scalable Accelerate returns on regulated infrastructure investments Improve utility returns by operating complementary non-regulated businesses Maintain financial integrity in utility and non-regulated businesses Grow earnings and dividends Maximize return on invested capital Focus on total shareholder return Ensure management and employee incentives are properly aligned with shareholder interests BUSINESS INVESTORS FINANCIAL

2013 EPS of $2.66 per diluted share excluding Wholesale Services Colder-than-normal weather benefited distribution and retail segments by $21 million (or $0.11) vs. normal weather in 2013 Lower depreciation rate in Illinois resulted in $19 million (or $0.10) reduction in depreciation expense from 8/30/13-12/31/13 Economic earnings for wholesale services were $69 million, however mark-to-market hedge losses negatively impacted results by $89 million (or $0.47); losses expected to be largely offset in 2014 O&M expense rose less than 2%, excluding higher incentive compensation expense related to above-target performance 2013 Financial Results Note: Please review the AGL Resources 10-K filed with the SEC on 02/06/14 for detailed information. Operating Margin and Adjusted EPS are non-GAAP measures. Please see the appendix to this presentation or visit the investor relations section of aglresources.com for a reconciliation to GAAP. Adjusted for Cost of Goods Sold and revenue tax expenses for Nicor Gas, which are passed directly through to customers. EBIT and Adjusted EPS exclude Nicor-related merger costs of $20 million and an $8 million PBR accrual adjustment for 2012. Adjusted EPS Excluding Wholesale Services excludes Nicor related costs in 2012 (noted above) as well as a wholesale EBIT of $(4) million in 2013 and $(3) million in 2012. *

Balance Sheet Highlights Solid balance sheet with significant opportunity to fund capital requirements Good access to capital markets Company credit metrics support solid, investment-grade ratings $5.0 billion debt outstanding Long-term debt $3.8 billion Short-term debt of $1.2 billion Debt to cap ratio average of 56% Received unanimous lender approval to extend existing AGL Capital and Nicor Gas credit facilities by one year to 4Q17 Moody’s upgraded the senior unsecured credit ratings of AGL Resources and its subsidiaries on 1/31/14; AGL Capital upgraded from Baa1 to A3 *

2014 Business Unit Earnings Drivers Distribution Operations Infrastructure investment programs Lower depreciation expense in Illinois Customer growth Colder-than-normal weather through February 2014 Retail Operations Highly competitive Georgia retail energy market, offset by additional accretion from 2013 acquisitions Colder-than-normal weather through February 2014 Wholesale Services Strong transportation and storage rollout schedule entering 2014, higher than expected economic earnings through February 2014 Midstream Operations Expiration of higher-rate contracts replaced with lower rates in current market Cargo Shipping Continue to achieve high vessel utilization and efforts to increase profitability on most routes *

2014 Pension and OPEB Funding and Costs Expect pension and OPEB expense of $38 million to $42 million, before capitalizations Pension and OPEB expense lower than 2013 by approximately $15 million - $19 million AGL Resources has consistently funded at least the minimum required to maintain 80% funding level Pension plan was approximately 95% funded at 12/31/13 and no significant contributions are expected for 2014 or 2015 Key 2014 pension and OPEB assumptions: Discount rate: 5.00% Expected return on plan assets: 7.8% Pension & OPEB Expense ($ millions) 2013A 2014E AGL Resources (consolidated) – before capitalizations $57 $38 - $42 Pension Contributions ($ millions) 2013A 2014E AGL Resources (consolidated) $-- $ -- Pension Sensitivities EPS Change 1% change in assumed return on pension plan assets + / - $0.04 1% change in pension discount rate + / - $0.07 *

Effective Expense Management O&M used to calculate O&M per customer excludes: rider-based O&M expenses that are recoverable, the Nicor Gas PBR matter, and partial year of Nicor Gas expenses in 2011. “Other O&M” includes primarily outside services, system maintenance and materials. O&M per Customer *

2014 Earnings Guidance * As a result of colder-than-normal weather through February 2014, we expect to achieve EBIT near or above the top end of our previously provided guidance ranges for the distribution and retail segments, with an EPS impact of approximately $0.10 Wholesale services economic activity was over $100 million through February 2014, compared to initial expectations of $69 million for the full year; GAAP EPS for the wholesale services segment expected to be approximately $0.20 higher than initial expectation of $0.70, excluding additional mark-to-market changes throughout the year

2013 EBIT to 2014 Estimated EBIT Excl. Wholesale Year-over-year EBIT increase of 7% on a weather-normalized basis $0.10 EPS benefit from colder-than-normal weather through February 2014 not reflected in chart below *

2014 Guidance Assumptions As of 2/5/14, AGL Resources expected diluted EPS excluding wholesale services to be in the range of $2.70 – $2.80 for 2014; colder-than-normal weather through February 2014 projected to provide benefit of $0.10 per share 2014 wholesale services economic earnings through February 2014 was over $100 million, compared to prior expectation of $69 million for full year 2014; GAAP earnings on a per share basis for wholesale services segment expected to be $0.90, excluding mark-to-market impacts in 2014 (reflects the offset of hedge losses in 2013 related to 2014 transactions, average-year economic generation and incremental economic earnings related to significant market volatility in early 2014) Key assumptions include: Normal weather for remainder of year (March 2014-December 2014) Exclusion of mark-to-market impacts Pension expense of $38 million to $42 million, before capitalizations Interest expense of $193 million to $197 million Average diluted shares outstanding of 119.4 million Effective tax rate of 37.9% Successful implementation of regulatory infrastructure and rate programs Approximate quarterly earnings contribution percentages Distribution: 1Q – 35%; 2Q – 20%; 3Q – 15%; 4Q – 30% Retail: 1Q – 50%; 2Q – 15%; 3Q – 5%; 4Q – 30% Midstream: 1Q – 15%; 2Q – 35%; 3Q – 25%; 4Q – 25% Cargo Shipping: Expected primarily in 4Q $790 million in consolidated capex, with approximately $740 million in the distribution operations segment, of which 22% is covered under rider-based programs *

Capital Expenditures Decline in 2014 regulatory infrastructure programs due to conclusion of GA Pipeline Replacement Program in 2013 and ramp up of new GA STRIDE programs in 2014 Increase in 2015 regulatory infrastructure programs due primarily to new Rider QIP (Qualifying Infrastructure Plant) in Illinois; expect to file for QIP in the first half of 2014 $724 $784 $773 $790 $858 $948 *

EBITDA and Available Cash In millions EBITDA is a non-GAAP measure. A reconciliation to GAAP can be found in the appendix of this presentation and at aglresources.com. * Elimination of bonus depreciation helps to grow rate base, but increases cash taxes

Comparative Credit Metrics (1) Dividend payout ratio for 2014E assumes EPS of $2.95 per share (midpoint of EPS guidance excluding wholesale, plus $0.20 of average year earnings for wholesale services) * CREDIT METRICS 2013 2014E Debt to Cap Debt to EBITDA Dividend Payout Ratio1 FFO/Total Debt FFO Interest Coverage 57.6% 4.4x 71% 16.0% 5.3x 56.8% 4.0x 66% 15.7% 5.1x

Debt Maturity Schedule AGLR average interest rate on long-term debt: 4.9% AGLR average duration on long-term debt: 14.9 years Expect to refinance January 2015 maturity in 4Q14 millions *

2014 Priorities Align capital allocation with strategic plan to grow regulated business Invest regulated capital in programs that minimize regulatory lag and the recovery cycle Maximize strong storage and transportation positions in wholesale services and effectively perform on existing customer contracts Optimize midstream business in a sustained low storage rate market Continue aggressive cost-control reduction throughout the business Maintain strong balance sheet and liquidity profile, and solid investment-grade ratings Maintain commitment to sustainable annual dividend growth Deliver on commitments to shareholders *

Financial Outlook Expect rate base growth of approximately 4.5% - 5.5% Target five-year net income CAGR of 4% - 6% Upside potential strong in non-utility businesses, though timing is less predictable New opportunities such as pipeline investment could provide for additional regulated earnings Increase dividend on a consistent basis, based upon sustainable cash flows primarily from distribution and retail businesses Target payout ratio of approximately 65% or in line with peer group Balance return to shareholders with longer-term investment in the business *

Distribution Operations Hank Linginfelter

Distribution Operations - Overview * Largest LDC by customer count in U.S. 4.5 million customers Approximately 1 out of every 16 meters in U.S. served by an AGLR utility 80,500 miles of pipeline Aggregate rate base of $5.1 billion Annual capex ~$740 million Approximately 34% of capex is rider-based or related to new business ~4,450 employees Near or better than upper quartile safety ratings for on-the-job injuries and days away from work KEY STATISTICS

Distribution – EBIT Track Record * $585 - $605 2011 includes 22 days of operation from Nicor Gas; (2) 2012 excludes $8 million expense related to Nicor Gas PBR matter. NOTE: Weather benefit through February 2014 not reflected in 2014E. Estimated 2014-2018 5-year CAGR: EBIT 3.5% - 4.5%; Rate Base ~4.5% - 5.5% E

Distribution – 2014 EBIT Guidance vs. 2013 * Year-over-year EBIT increase of 4.4% on a weather-normalized basis; rate base growth ~5.2% Through February 2014, colder-than-normal weather has benefited the distribution operations segment but is not reflected in the below chart

* Distribution – Return on Equity

Proven track record with year-over-year safety performance near or better than the AGA Mega LDC upper quartile, when compared to peer companies with On the Job Injury (OJI) rates, Lost and Restricted Work (DART) rates and Motor Vehicle Accident (MVA) rates Continue to target commercial, industrial, residential and multi-family customers; achieve conversions from other fuel sources; extend infrastructure to capture opportunities; capitalize on improving market conditions; continue to be responsive to emerging market opportunities and regional demand to drive growth Expand existing infrastructure programs and rate recovery mechanisms that allow for recovery outside of a rate case Successfully integrate acquired companies into AGL Resources – continue to identify and adopt best practice(s); continue to honor Illinois merger commitments Continue to control costs by focusing on productivity improvements, leveraging common systems and shared services model, standardization and scale Distribution – Strategic Focus * Focus on Safety Cost Containment Minimizing Regulatory Lag Successful Integration Achieve Higher Growth

Distribution - Capital Deployment 2010 2011 2012 2013 2014(P) 2015(P) 2016(P) 2017(P) 2018(P) Rider Programs $ 190 $ 184 $ 262 $ 242 $ 163 $ 372 $ 408 $ 316 $ 365 New Business $ 33 $ 40 $ 51 $ 70 $ 91 $ 72 $ 76 $ 80 $ 80 Rate Base Investment $ 356 $ 359 $ 391 $ 424 $ 488 $ 316 $ 318 $ 332 $ 354 Total Utility Cap Ex (1) $ 579 $ 583 $ 704 $ 736 $ 742 $ 760 $ 802 $ 728 $ 799 * 2014 – 2018 42% of cap ex is through rider programs 2014 – 2018 rate base investment cap ex and depreciation expense aligned (1) Includes Distribution Operations capex, as well as expenditures for MGP liabilities, accruals and other non-cash expenditures.

Distribution – Key Regulatory Outcomes & Planned Activities 2012 2013 June 2012 VNG SAVE Program Approved * December 2011 Nicor Merger Approved May 2013 VNG CARE Program Approved August 2013 ETG AIR Approved Nicor Depreciation Study Accepted 2014 September 2013 ETG ENDURE Filed January 2015 Nicor QIP Plan Rates can Begin 2015 December 2014 Nicor Rate Freeze Ends September 2016 ETG – File-by date for Rate Case 2016 December 2013 AGL Synergies Sharing Filed Summer 2016 VNG SAVE AGL STRIDE 3.0

Distribution - Regulatory Recovery Mechanisms

Utility	Rate Decoupling	Weather Normalization	Bad Debt Recovery	Conservation Program Recovery	Infrastructure Programs
Nicor Gas	(~70% Fixed)		✓	✓	
Atlanta Gas Light	✓ (Straight -Fixed -Variable)				✓
Virginia Natural Gas	✓ (Revenue Normalization)	✓	✓	✓	✓
Elizabethtown Gas		✓		✓	✓
Florida City Gas				✓	
Chattanooga Gas	✓* (Revenue Normalization)	✓	✓	✓*	

**Chattanooga Revenue Normalization Adjustment (RNA) was set to expire in May 2014, but it is has been extended in its current form until the Commission concludes a proceeding on the matter. Currently no proceeding or hearings on the issue have been scheduled.*

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Distribution - Customer Growth * 1% increase in residential and small commercial customer count results in an ~$10,000,000 increase in margin Price Advantage Creative New Connection Opportunities: Reduce connection cost to customers Accessing non-traditional opportunities

Distribution - Emerging Opportunities *

Distribution - 2014 Priorities & Objectives (Recap) Focus on Safety Cost Containment Minimizing Regulatory Lag Continue to achieve safety performance near or better than the AGA Mega LDC upper quartile for On the Job Injury (OJI) rates, Lost and Restricted Work (DART) rates and Motor Vehicle Accident (MVA) rates Achieve Higher Growth Be responsive to emerging market opportunities and regional demand to drive growth across all of Distribution Operations Deploy capital in revenue generating projects: new business and rider programs Control costs through productivity, leveraging common systems and shared services model, standardization and scale *

Distribution Operations - Appendix

Distribution - Rate Case History

Utility	Last Rate Case	Key Outcomes
Nicor Gas	March 2009 (Stay out in place until December 2014)	• $80 million rate increase • Bad debt rider approved in February 2010 providing recovery from (or credit to) customers for the difference between actual expense and $63 million benchmark • Rate case reset heating degree days benchmark from 5,830 to 5,600
Atlanta Gas Light	October 2010	• $27 million rate increase approved • Included ~$10 million in new customer service and safety programs • Adopted new acquisition synergy sharing policy; begin sharing $5 million annually in 2014 with Georgia customers
Virginia Natural Gas	December 2011	• $11 million increase in base rates • Recovery of $3.1 million in costs previously recovered through base rates now recovered through PGA • Approval to recover gas portion of bad debts through the PGA
Elizabethtown Gas	December 2009	• $3 million rate increase • New depreciation rates decreased expense $5 million • Two-year rate freeze concluded in 2011 • Rate case filing requirement for Sept. 2016 in conjunction with AIR approval
Florida City Gas	February 2004	• $7 million rate increase • Approval in late 2007 to include acquisition adjustment amortization expense in operating income and acquisition adjustment asset balance in rate base for regulatory surveillance reporting purposes
Chattanooga Gas	May 2010	• Instituted new rate design that encourages customer conservation • First decoupled rate design for TN utility • New depreciation rates decreased expense by $2 MM annually

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Focus: Nicor Gas *

Focus: Atlanta Gas Light *

Focus: Virginia Natural Gas *

Focus: Elizabethtown Gas *

Focus: Florida City Gas *

Focus: Chattanooga Gas *

Focus: Elkton Gas *

Retail Operations Mike Braswell – Retail Energy Robin Boren – Retail Services

* Acquired as part of the Nicor merger in December 2011; expanded in February 2013 via acquisition of over 500,000 service contracts Provides warranty and home service solutions across 8 states, and creates opportunity to influence fuel-use choices made by customers Increases customer loyalty Gradually introducing products and services across additional AGLR utilities EBIT estimated to grow 5%-10% annually from 2014-2016 RETAIL ENERGY Originally developed in response to deregulation of Georgia natural gas market in 1998 Serves residential, commercial and industrial customers in 11 states Primary business is marketing of natural gas commodity Provides stable, predictable earnings stream for AGLR Sophisticated asset management and hedging tools employed to mitigate commodity and weather risk Innovative rate and marketing programs in Georgia market offsetting continued competitive pressure RETAIL SERVICES – PIVOTAL HOME SOLUTIONS Retail Operations - Introduction AGLR’s retail businesses market natural gas and home-related services, such as appliance repair and gas and electric line protection programs.

Retail Operations - EBIT track record Estimate based on midpoint of 2014 guidance; does not reflect approximate weather uplift through February 2014. NOTE: Results include 100% of SouthStar earnings, which effective 6/1/2010 are split 85% to AGL Resources and 15% to Piedmont Natural Gas. * 2012 growth reflects addition of Nicor’s retail businesses 2013 growth reflects addition of retail energy and retail services customers through opportunistic M&A

Retail Energy - Business Overview Retail energy businesses include SouthStar and its Nicor Advanced Energy and Nicor Solutions subsidiaries Consistent earnings stream for the last five years with significant growth year-over-year 2013 EBIT contribution of $121 million compared to 2012 EBIT contribution of $106 million Strong performance across all markets Successfully completed asset acquisition of approximately 33,000 residential and commercial customers in Illinois in 2013 One of the largest retail natural gas marketers in the United States Serving approximately 620,000 customers in 11 states Largest marketer in Georgia, serving approximately a half-million residential, commercial and industrial customers Approximately 300 large C&I customers in the Southeast Active in the emerging CNG market * KEY STATISTICS

Retail Energy – Key 2013 Results * Business Area Description Financial Performance Generated significant year-over-year earnings growth ($106 million in 2012 to $121 million in 2013) Organic Growth Utilized new products to stabilize portfolio mix in GA Expanded transportation services for power generation load Entered new retail markets to position company for future growth Continued to expand sales of natural gas as a transportation fuel Inorganic Opportunity Acquired profitable assets in Illinois, increasing our Illinois customer base to over 100,000 Operational Transformation Transformed outsourced sales / service delivery model to increase sales close rates and customer experience Leveraged and consolidated systems to improve product fulfillment and operational efficiencies across retail markets Market Advocacy Improved Dominion East Ohio retail choice model resulting in direct assignment of commercial accounts

Retail Energy – High-Level Business Strategy Develop incremental earnings streams from profitable new markets and products Continue to enter and opportunistically grow targeted choice markets Leverage assets to serve large C&I market in Southeast Extend structured product reach Expand transportation fuel segment Grow retail business margin contribution Utilize new products, promotional and partnership offers and improve sales performance Expand addressable market by developing products for commercial and lower credit quality customer segments Maintain GA margins by leveraging strategic marketing investments and enhancing service and sales focus Enhance brand equity Promote new product, service, and/or partnership offerings to bolster market share and price plan mix * GEORGIA MARKET ILLINOIS MARKET EXPANDED OTHER Retail Energy key objectives include sustaining GA business, growing IL business, maintaining a balanced SE large C&I portfolio and developing incremental earnings streams from new markets, products and channels.

Retail Energy - Georgia Market Overview GNG Customer Count & Market Share GNG Firm Portfolio Product Mix Volumes Twelve active competitors in marketplace, with top four representing approximately 85% of market Serving customers under the Georgia Natural Gas (GNG) brand via 85% ownership in our SouthStar (SSE) joint venture with Piedmont Natural Gas GNG is the largest marketer in Georgia Competitive pressures in Georgia continue with promotion of lower margin products and increased consumer shopping Launched new products and marketing partnerships to sustain market leadership and margins Examples: Price Protection Guarantee, Guaranteed Bill and Pre-pay plans, Delta SkyMiles partnership *

Retail Energy - Illinois Market Overview Illinois local distribution companies (LDCs) began offering choice to retail customers in the late 1990s, with approximately 10% of customers choosing a competitive supplier Nicor Solutions and Nicor Advanced Energy (NAE) are active behind Nicor Gas, Peoples Gas and North Shore Gas Product offerings include: annual fixed bill products (physical and financial) and price per therm products (fixed and variable) NAE acquired approximately 33,000 customers in July 2013 and the integration was successfully completed during 2013 *

* Retail Energy – GA and IL Strategic Initiatives *

* Retail Energy - Expanded and C&I Market Initiatives

Retail Energy - Expanded Markets Growth *

Retail Energy - Weather Hedging Retail energy businesses can be impacted by weather variations across all of our markets Weather hedging programs help to mitigate the impacts of warmer-than-normal weather and are structured to allow the business to capture incremental margin associated with colder-than-normal weather in key markets such as Georgia, Illinois and Ohio In 2013, weather was 3% colder than normal in Georgia, 10% colder than normal in Illinois and 5% colder than normal in Ohio, with a corresponding $10 million positive impact to EBIT (in 2012, when weather was significantly warmer than normal, this program reduced the potential negative impact to EBIT by $20 million) Weather exposure: Georgia: Net long HDDs (short fixed bill, long all other product offerings) Illinois: Net short HDDs (short fixed bill, long per-therm) Ohio: Net long HDDs Florida, New York, New Jersey, Maryland, Michigan: Net long HDDs *

Retail Energy - 2014 Priorities and Objectives Maintain margin from Georgia business in the face of heightened competition and consumer shopping by leveraging integrated marketing, including new products and partnerships Grow Nicor retail energy businesses through new products, promotions, partnership marketing and improved sales channel performance Continue to grow customers and margins in expanded markets and assess new markets for potential entry Continue to leverage relationships to expand CNG retailing position and pursue potential LNG transportation fuel opportunities Position commercial business to create incremental value from asset management Develop new products, services and partnerships to acquire and retain profitable customers Assess operational improvements and costs reduction opportunities *

Pivotal Home Solutions Robin Boren

* Pivotal Home Solutions – By The Numbers

Provide value and peace of mind to our customers around the reliability and maintenance of their home appliances, pipes, and wiring * Pivotal Home Solutions – Overview OUR MISSION OUR VISION Transform the warranty industry by providing exceptional value and peace of mind through home service maintenance and leasing products Serve the AGL Resources family and other aligned utilities by providing energy-related products and services to their customers OUR STRATEGY Provide valuable products and services that utility customers desire Provide increased customer service that utility customers demand Expand behind AGL Resources companies to enhance customer experience and retention and promote switching to natural gas

* Pivotal Home Solutions – The Better Choice SALES CENTER AND CUSTOMER EXPERIENCE PRODUCTS AND CHANNELS TECHNOLOGY J.D. Power certified call center Customer service and satisfaction focus at every touch-point Proven up-sell strategy Strong service provider network Move call services Significant base of recurring revenue contracts Strength of AGL Resources brand Portable product suite can be offered within most geographies/markets Investing in technology to support online self-service and digital commerce Leverage value and intelligence within our information assets to better serve our customers

Customers are on monthly service contracts Warranty products are billed at a fixed monthly amount, ranging from $3.95 to $63.95 Services that are entitlement based are charged to the customer on a monthly basis while revenue is recognized when the service is rendered or at the end of an annual contract period Revenue growth is driven by expanding into new markets, upselling existing customers, and acquiring new customers through direct marketing or utility company partnerships Claims Costs incurred when a warranty issue arises or when a customer requests service Customer marketing and customer service Call center primary cost driver Additional marketing expenses via direct mail and digital Multiple structures for revenue sharing/cost reduction for our partners Margins are managed through diligent control of service network and claims fraud as well as leveraging our fixed costs across a growing business * REVENUES EXPENSES Pivotal Home Solutions – Business Structure

* Pivotal Home Solutions – 2013 Highlights NISOURCE RETAIL SERVICES ACQUISITION PARTNER OPPORTUNITIES REBRANDING Acquired and integrated NiSource Retail Services assets 6.5% growth in contracts within the first 11 months of ownership EPS accretive in 2013 EBITDA growth of 88%, primarily driven by NiSource Retail Services acquisition Expanded product offerings to other AGL Resources utilities Multi-year extension of existing partner contracts Transitioned to single corporate identity Aligned partner branding strategy with new corporate identity IT AND MARKETING Eliminated manual processes in key operating areas Improvements to direct customer billing, workforce management and websites

* Pivotal Home Solutions - 2014 Initiatives Grow EBIT by almost 20% Grow acquired NiSource segment book of business Continue expansion behind AGL Resources family of companies Launch leasing strategy Consolidate back-office systems Simplify product structure and coverage for customers Review call center structure to improve customer service, workforce management and conversion rates

Wholesale Services Pete Tumminello

Wholesale Services - Introduction * * Sequent is a services business with a base EBIT forecast of $30 million - $40 million, on average, with significant upside under high volatility market conditions Effective management of affiliate utility assets, with exception of Nicor, as well as service provider and optimization specialist for non-affiliate asset management agreements Leading industry expertise in physical gas delivery Diverse portfolio of transportation and storage assets, as well as fuel supply agreements, enabling higher returns in a high volatility environment but positioned to endure a low volatility market Top 10 natural gas physical provider and asset manager nationally Top gas provider for spot power generation fuel market with specialized gas delivery for hourly power generation requirements Lower risk philosophy in a tightly controlled environment Selective C&I market presence Favorable opportunities for growth - Competitor exits; LNG exports; gas fired power generation growth; and producer asset management Favorable opportunities to continue cost reductions Excellent earnings opportunity under current market conditions

Wholesale - Economic Earnings

- Economic earnings adjusts wholesale services' EBIT by adjusting for mark-to-market accounting recorded during the current period, offset by mark-to-market accounting adjustments reported in prior periods related to Sequent's natural gas transportation portfolio. Economic earnings further reflect the changes in wholesale services' storage roll-out value.

$ in millions	Twelve months ended December 31,			
	2014 (F)	2013	2012	2011
Wholesale services EBIT reported on a GAAP basis (For 2014, assumes no hedge gains and losses on 2015 and forward positions)	$166 - $186	$(4)	$(3)	$5
Gain on sale of Compass Energy	-	(11)	-	-
Prior year storage roll-out value realized in current period	(28)	(27)	(3)	(16)
Current year storage roll-out value to be realized in future period	20 - 30	28	27	3
Year-to-date mark-to-market transportation hedge losses/(gains) to offset in future periods	-	73	3	(8)
Prior period mark-to-market (losses)/gains offset during the current period*	(68)	10	17	32
Economic Earnings	$100 - $110	$69	$41	$16

** As of December 31, 2013, remaining prior period mark-to-market losses to offset in future annual periods are ($9) million in 2015 and ($2) million in 2017+*

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Wholesale - Key 2013 Results Strong full-year economic earnings driven by increasing value of transportation portfolio and gas-fired power generation customer base Ongoing re-contracting of storage leases at significantly lower market rates Increased price volatility brought on by colder weather and supply constraints in the Northeast corridor, enabling the capture of value under these market conditions New deal flow exceeded expectations with addition of material fee-based and profit sharing producer services deals, power generation fuel supply, and key transportation transactions serving constrained supply and market areas $11 million pre-tax gain ($0.04 diluted EPS) on sale of Compass Energy in May 2013 Continuance of effective expense management Competitors experiencing earnings challenges, resulting in selective industry consolidation * *

Wholesale - Overview Sequent’s business model includes a portfolio of assets and services that enable it to capture value in a variety of market conditions. In any given year: The proportion of contribution changes with market conditions Sequent has the ability to capture value in a dynamic environment Affiliate asset management agreements “core” to Sequent’s business - $225 million of life-to-date sharing payments under the asset agreements $80 million under the Atlanta Gas Light AMA ($6 million paid in 2013) $55 million under the Virginia Natural Gas AMA ($4 million paid in 2013) $55 million under the Elizabethtown Gas AMA ($6 million paid in 2013) $27 million under the Chattanooga Gas AMA ($1 million paid in 2013) $8 million under the Florida City Gas AMA ($1 million paid in 2013) *

Wholesale - History * * Forecast * $176 million, mid-point of GAAP earnings guidance *

Wholesale - Credit Management and Review Aggressive credit management results in track record of performance System resource capabilities leveraged to closely monitor exposure levels and activity Active management of reviews for creditworthiness Active participation in transaction structuring and negotiation of terms Full utilization of market intelligence sources Real-time communication regarding counterparty status and exposures Immediate elevation of issues through communication with Treasury, Risk Management and Sequent Credit Committees * * Credit Exposure by Industry Credit Exposure by Rating Tiers

Wholesale - Fees & Services Business * *

Transportation portfolio well positioned to capture value related to price differentials associated with major Northeast transport positions * Source: Platts, CGPR Wholesale - Northeast Transport

* Source: Platts, CGPR U.S. Midwest Market Premium to Western Canada Transportation portfolio also well positioned to capture value related to price differentials associated with major Midwest transport positions Wholesale - Midwest Transport

Wholesale - Utility Affiliate Asset Management * Expertise Logistics Legal and Regulatory Market Intelligence Commercial Value Storage and transportation optimization Access to broader markets Efficiencies & Risk Management Contracting Credit Front, mid and back office systems

Wholesale - Producer Supply & Asset Mgmt. Marcellus Example * Multi-year asset management contracts and extensions Producers contracted for new pipeline and capacity to relieve production constraints and access premium markets Sequent is uniquely qualified to provide asset management services, a high value proposition to producers focused on exploration and production Sequent provides logistic services, optimization of assets, and surety of producer supply out of constrained regions Similar to LDC asset management, Sequent shares the value created in many cases

Wholesale - Challenged Storage Intrinsic Value *

Wholesale - Strong Extrinsic Value *

Wholesale - Increase in Transportation Values 2014 vs. 2013 * New England Sustained high winter prices due to lack of LNG, increasing power generation demand, and infrastructure constraints New Jersey/Maryland Price spikes caused by extremely cold winter, compounded by low oil stocks for power generation, nuclear outages, pipeline maintenance, and lifting of power price caps; Forward prices strengthened despite new capacity expansions Canada to Midwest Extremely cold winter caused recent price spikes, though more modest price differentials expected in the future.

2013 Weather * Full Year 2013 Compared to 30 – Year Normal Full Year 2013 Compared to 2012

January 2014 Daily Cash Prices *

Northeast Production and Pipeline Capacity Forecast Marcellus Pricing Expected to be Constrained and Remain Weak for Several Years *

Robust Natural Gas for Power Generation Forecast * In 2013, higher natural gas prices reduced coal to gas switching vs. 2012 Even with high gas prices in winter 2013 – 2014, strong gas demand from power generators By 2016, expect increasing gas power generation due to coal retirements and overall economic growth

Majority of assets contracted for 1-3 year terms Rolling over most agreements at lower fixed payments Contracted for storage in the West to add to the portfolio Wholesale - Fixed Payment Obligations * Commitment Summary as of Dec. 31, 2013 (millions) *Storage payments inclusive of obligations to Jefferson Island and Golden Triangle * $229.8 $264.0 $171.9 $146.2 $86.4 $34.1 $24.0 $15.8

Wholesale - Market Outlook Potential for record earnings in 2014 U.S. production is projected to increase 11.5 Bcf/day by 2018 with Northeast production supplying approximately 60% of this growth, driving a decrease in net exports from Canada Growth in demand to be driven by LNG exports starting around 2016, steady industrial demand growth primarily located in the Gulf Coast region, and gas-fired power generation demand Weak storage spreads of 2013 expected to continue in 2014 Expected increase in exports to Mexico will be primarily sourced from Eagle Ford and supported through new and expanded pipelines Continued new pipeline infrastructure out of Marcellus/Utica needed to move growing supply to market, creating downward pressure on New Jersey/Pennsylvania/Mid Atlantic price differentials Anticipate growing volumes from Marcellus/Utica moving to Southeast, Midcontinent & Eastern Canada over time Industrial load growth and LNG exports gaining momentum, and expect an increase in volatility in a few years Gulf Coast prices have broken out of $3/MMBtu - $5/MMBtu range in the 2013/2014 winter; expect significant price spikes in constrained markets under severe weather conditions; strong summer 2014 storage refill season may provide an increase in summer price volatility Storage values continue to be depressed until new variable loads grow in 2017 and beyond Extreme price spikes seen in Winter 2013 - 2014 in Midwest, Mid-Atlantic, New York and New England markets likely to continue * *

Wholesale - Strategic Objectives 2014 - 2018 Be service provider of choice for gas utilities, producers and power generators for asset management Continue to participate in shale production growth, capturing constraint spreads and offering logistical value to independent producers Marcellus Bakken Utica Aggressively pursue new demand sources for supply and asset management Industrial growth in Gulf Coast New gas fired power generation LNG exports Align transport and storage portfolio to capture changing flows and spreads Revolutionary natural gas market will provide opportunities to prudent and nimble marketers Capitalize on opportunities resulting from distressed assets and competitors *

Wholesale - 2014 Priorities & Objectives * Expect to deliver economic earnings in the range of $100 million to $110 million, with EBIT reported in accordance with GAAP in the range of $166 million to $186 million, assuming no mark-to-market gains or losses for 2015 and forward positions Continue to actively manage cost structure Cost of asset portfolio healthier and continue to re-contract at lower market rates Grow already solid Northeast and Midwest transport positions Be the provider of choice for producer asset management Grow already solid gas fired power generation customer base Competitors exiting the business, providing opportunity to grow our services to new customers Mange the business based on an average annual EBIT forecast of $30 - $40 million, with significant upside under volatile market conditions *

Pete Tumminello Midstream Operations

Midstream Operations - Overview * Focused on high deliverability salt dome storage as well as depleted reservoir storage and related business development opportunities Storage facilities provide customers with firm, interruptible, wheeling, and park and loan services Customers include utilities, gas marketers and E&P companies Current operating facilities include: Jefferson Island Storage & Hub (7.3 Bcf): Henry Hub equivalent trading appealing to market makers; high deliverability and both inter and intrastate connections favor LDCs and end-users Golden Triangle Storage (13.5 Bcf): Future Golden Pass LNG export activities Central Valley Gas Storage (11 Bcf): PG&E operational constraints and increased maintenance requirements drives value Operating segment also includes Magnolia pipeline, equity interest in Horizon pipeline and renewable gas operations * Central Valley Golden Triangle Storage and Hub Jefferson Island Storage and Hub

Midstream - Historical and Projected Financial Performance millions *2013 includes $8 million loss related to impairment of Sawgrass Storage project *2014 EBIT represents the mid-point of earnings guidance *

Midstream - Natural Gas Storage Market Cycles 2004 to 2009 – Storage congestion market, high commodity price, high volatility Low level of storage developments in previous years Increasing year-over-year production (post 2006) Reduced demand: warm winters (03/2004 – 06/2007), recession (2009) 2010 to 2013 – Storage oversupplied market, low commodity price, low volatility Significant increase in storage capacity and deliverability Large production increases Increasing demand: economic recovery, coal to gas switching, more normal winters 2014 to 2015 Expectation – continuation of current fundamentals and storage values Low rates, potentially below operating cost, perhaps causing storage abandonments Seeing signs of higher extrinsic value 2016 to 2020 Expectation – demand market, higher commodity price, slightly higher volatility Storage development flat to low Production increases expected to match demand increases Strong demand growth: LNG exports, industrial renaissance, power demand Storage values expected to increase from current level, but not return to 2004 – 2009 rates; Upside potential if U.S. is relied upon to balance global LNG market *

Midstream - Market Fundamentals * Persistent low natural gas prices and volatility in recent years have negatively impacted profitability of AGLR’s storage facilities AGLR’s storage investments began in 2004 with the purchase of Jefferson Island AGLR’s decisions to invest in and expand storage facilities based on storage lease rates in the range of $0.15 to $0.20 per MMBtu per month Current market storage lease rates are between $0.02 - $0.05 per MMBtu per month, depending on the location of the facility and quality of the service profile *

Midstream - Current and Forecasted Contracted Capacity Rates *

Midstream - AGLR's LNG Experience

- Operating LNG facilities since the 1970s
- Largest operator of liquefaction in the U.S. with capacity of ~540,000 gpd
- Established Pivotal LNG to build, own, operate and market LNG
- Trussville LNG facility with ~ 60,000 gpd capacity in commercial service with 24 X 7 operations
- Own and operate 6 LNG tankers to facilitate deliveries
- Executed two long-term agreements with UPS - supply UPS-owned fueling stations in Tennessee and Florida (~ 900,00 gallons/month)
- Executed LOI with WesPac Midstream LLC and TOTE Inc. to provide LNG fuel to TOTE's two new container ships in Jacksonville, FL



Trussville LNG

AGLR LNG Business Perspectives

- Grow natural gas demand by pricing LNG on a cost plus basis
- Use existing idle LNG capacity to seed nodes of demand
- High horsepower/large users will be the early adopters:
  - Driven by lower natural gas prices relative to crude
  - Class 8 trucking will emerge as incremental LNG supply becomes available
  - Developing marine market
- Position Pivotal LNG to build LNG facilities to meet growing demand

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Midstream - LNG Value Proposition Source: EIA AEO 2012, NYMEX *

Midstream - LNG Fundamentals In addition to economic drivers, new regulations, stable long term gas prices and new technologies are key to expanded LNG use Emission Control Area (ECA) regulations tighten beginning 2015 impacting vessels that sail along most of the U.S. and Canadian Coasts This has resulted in the U.S. marine market leading in the conversion of vessels to LNG Trucking industry actively developing and testing engines to use natural gas instead of diesel Cummins mid-range 12-liter natural gas engine now being delivered to fleets and is in high demand Rail market now testing LNG locomotives E&P players in the Eagle Ford and Marcellus shale areas actively using LNG - Pivotal LNG is supplying producers in both regions *

Midstream - Supply of LNG to TOTE Inc.

- **TOTE Inc. announced in late 2012 it planned to build the world's first LNG-powered container ships**
  - TOTE expects delivery of two new dual fuel LNG containerships at the port of Jacksonville in late 2015 and early 2016
  - TOTE selected Pivotal LNG and WesPac Midstream LLC as the supplier of LNG fuel
- **Letter of Intent signed with TOTE and WesPac in January 2014, giving exclusivity to negotiate, perform due diligence and execute definitive agreements**
- **Pivotal LNG and WesPac intend to work together and to create a joint venture that will develop a new liquefied natural gas facility in Jacksonville, FL**
- **Rationale for JV with WesPac versus 100% AGL Resources**
  - WesPac's experience in building similar scale and technology plants
  - Pivotal LNG's and AGL Resources experience in operating LNG facilities and access to back-up supply through AGL Resources' portfolio of liquefaction facilities

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Midstream - 2014 Priorities & Objectives Expect to deliver ($10) million to ($4) million of EBIT (inclusive of $18 million of depreciation expense) Focus on safety Strong O&M and capital cost management – significantly lower development expenses Jefferson Island Storage & Hub Contract up to 4.5 Bcf of capacity expiring in March 2014 through re-contracting or provision of other services Perform and complete mechanical integrity test of cavern 2, on-time and within budget Golden Triangle Storage Contract 8 Bcf of capacity becoming available following the completion of the re-watering project in 2013 Central Valley Storage Continue to evaluate reservoir performance and implement optimal contracting strategy to achieve full working gas capacity Re-contract 2 Bcf of expiring capacity and contract additional 3.5 Bcf of capacity Pivotal LNG Execute definitive agreements with WesPac and TOTE and move project forward in order to meet TOTE’s LNG fuel needs starting in late 2015 and early 2016 Position for growth and elevate national profile in the growing LNG and CNG substitute fuel industry * *

Cargo Shipping Drew Evans

* Cargo Shipping - Overview Tropical Shipping Container shipping company started in 1963 Directly serves 25 ports in the Bahamas and Caribbean, with cargo primarily sailing southbound out of the Port of Palm Beach, FL and Saint John, Canada Fleet of 11 owned and 3 chartered vessels; additional charter periodically employed to provide capacity and operational flexibility Fleet of 11,900 containers and flat racks 2,900 temperature controlled (refrigerated) containers 7,700 non-temperature controlled (dry) containers and 1,300 flat racks Triton Container Investments, LLC Cargo container leasing company, in which we have an equity investment Seven Seas Insurance Company Affiliated company of Tropical Shipping that is licensed to underwrite cargo insurance *

Tropical Shipping – Service Territory *

Cargo Shipping – Historical Operating Performance Tropical Shipping’s operating income increased nearly 200% from 2012 to 2013 NOTE: Cargo Shipping was acquired as part of the Nicor Inc. merger in December 2011; Operating Income pre-2012 is based upon operations prior to ownership by AGLR. (in 000s) Operating and Investment Income *

Tropical Shipping – TEU Track Record Twenty Foot Equivalent Units (TEUs) Increase in TEUs vs. 2012 due primarily to strategic initiatives to expand market share, increased vessel and equipment utilization and modest improvement in economic conditions in our service regions The benefit of volume increases in 2013 was partially offset by a decline in overall shipping rates year-over-year due to a shift in geographic mix *

Tropical Shipping – 2013 Volume Volume by Geography Port of Palm Beach to Caribbean and Bahamas – Volume by Type *

Fuel cost escalation Potential change in global trade patterns and/or shift of business away from U.S.-origin cargo could increase competition Continued downward pressure on shipping rates from regional and global carriers due to ongoing overcapacity and competitors’ aggressive preservation or expansion of market share U.S. regulations and budgetary constraints present potential challenges Potential changes in Internal Revenue Code resulting in taxability of shippings earnings Increase market share through initiatives of new management team Grow less-than-container load (LCL) logistics offerings Longer-term: evaluate transportation of LNG as additional service offering and utilization of LNG as a fuel source for Tropical’s truck and vessel fleets RISK OPPORTUNITIES Cargo Shipping – 2014 Risks and Opportunities Expect EBIT of $15 million to $25 million Increase vs. 2013 EBIT of $12 million related primarily to expectation of increased profitability per TEU and modest increase in volume *

Q&A

Appendix

* GAAP Reconciliations The following tables provide net income for the quarters and years ended December 31, 2013 and 2012.

* GAAP Reconciliations The following tables set forth a reconciliation of AGL Resources’ Basic and Diluted earnings per share – as reported (GAAP) to Basic and Diluted earnings per share – as adjusted (Non-GAAP; excluding Nicor merger costs and additional PBR accrual in 2012 and excluding wholesale services in 2013 and 2012), for the three and twelve months ended December 31, 2013 and 2012.

* GAAP Reconciliations